Prospectus Supplement

July 27, 2006

Morgan Stanley Institutional Fund, Inc.

Supplement dated
July 27, 2006 to
the Morgan Stanley Institutional Fund, Inc. Prospectus dated
April 28, 2006 of:

Small Company Growth Portfolio

The first, second and third paragraphs of the section of the Prospectus titled "Fund Management – Portfolio Management – Small Company Growth Portfolio" are hereby deleted and replaced with the following:

The Portfolio's assets are managed within the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are David S. Cohen and Dennis P. Lynch, Managing Directors of the Adviser, and Sam G. Chainani and Alexander T. Norton, Executive Directors of the Adviser.

Mr. Cohen has been associated with the Adviser in an investment management capacity since May 1993 and has been managing the Portfolio since January 2002. Mr. Lynch has been associated with the Adviser in an investment management capacity since May 1998 and has been managing the Portfolio since January 1999. Mr. Chainani has been associated with the Adviser in an investment management capacity since July 1996 and has been managing the Portfolio since June 2004. Mr. Norton has been associated with the Adviser in an investment management capacity since July 2000 and has been managing the Portfolio since July 2005.

Mr. Cohen is the lead portfolio manager of the Portfolio. Messrs. Lynch, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

Please retain this supplement for future reference.

MSIEQUSPT2 7/06